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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 9, 2001


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-08703                 95-264-7125
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


         20511 Lake Forest Drive
         Lake Forest, California                                    92630
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 672-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On April 9, 2001, Western Digital Corporation issued a press release announcing that its financial results for its third quarter are expected to exceed earlier guidance.

        Attached hereto as Exhibit 99.1 is a copy of the April 9, 2001, press release which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit      Description
-------      -----------

 99.1 Press Release dated April 9, 2001, announcing the Company's third quarter results are expected to exceed earlier guidance.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2001

                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ RAYMOND M. BUKATY
                                                --------------------------------
                                                    Raymond M. Bukaty
                                                    Vice President Corporate Law
                                                    and Assistant Secretary


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